                                                                    EXHIBIT 99.1

                       TCW INVESTMENT MANAGEMENT COMPANY
                     865 South Figueroa Street, Suite 1800
                        Los Angeles, California  90017
                           (213) 244-0000 Telephone
                           (213) 244-0645 Facsimile


                               December 21, 2001

Board of Directors
TCW Galileo Funds, Inc.
865 South Figueroa Street
Los Angeles, California  90017

     Re:  TCW GALILEO FUNDS, INC.
          -----------------------

Gentlemen:

     At your request, I have examined the Form of Rule 24F-2 (the "Form") proposed to be filed by you with the Securities and Exchange Commission. The Form states that during the fiscal year ended October 31, 2001, you issued and sold the following number of shares of Common Stock, $.001 par value, of the following portfolios (the "Shares"), in reliance upon your registration of an indefinite number of shares of the following portfolios pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended:

                                                    Number
Name                                               of Shares
----                                             -------------

TCW Galileo High Yield Bond Fund                    24,128,253

TCW Galileo Core Fixed Income Fund                   3,778,200

TCW Galileo Total Return Mortgage Backed
  Securities Fund                                    2,123,093

TCW Galileo Mortgage Backed Securities Fund            927,025

TCW Galileo Money Market Fund                    3,230,166,207

TCW Galileo Covertible Securities Fund               3,949,244

TCW Galileo Select Equities Fund                    51,360,758

TCW Galileo Large Cap Growth Fund                    1,059,912

TCW Galileo Large Cap Value Fund                     5,568,504

TCW Galileo Small Cap Growth Fund                   11,668,702

TCW Galileo Small Cap Value Fund                       303,808

TCW Galileo Value Opportunities Fund                27,680,636

December 21, 2001
Board of Directors
Page 2

                                                        Number
Name                                                 of Shares
----                                             -------------
TCW Galileo Earnings Momentum Fund                   1,095,040

TCW Galileo Aggressive Growth Equities Fund          8,430,820

TCW Galileo Flexible Income Fund                       211,270

TCW Galileo Focused Large Cap Value Fund               104,499

TCW Galileo Growth Insights Fund                       473,477

TCW Galileo Health Sciences Fund                        50,001

TCW Galileo Technology Fund                          1,278,043

TCW Galileo Asia Pacific Equities Fund                 266,587

TCW Galileo Emerging Markets Equities Fund           2,461,946

TCW Galileo Emerging Markets Income Fund             1,128,172

TCW Galileo Select International Equities Fund       6,761,568

TCW Galileo Japanese Equities Fund                   1,125,847

TCW Galileo European Equities Fund                   2,516,152
                                                     ----------

Total:                                           3,388,618,066
                                                 ==============

     I am familiar with the proceedings taken by you in connection with the authorization, issuance and sale of the Shares. Based upon my examination and upon my knowledge of your corporate activities, and assuming, without independent verification, that the Shares were sold in compliance with applicable Blue Sky laws and in the manner referred to in your Registration Statement on Form N-1A filed under the Securities Act of 1933, as amended, it is my opinion that the Shares constituted validly issued, fully paid and nonassessable shares of your Common Stock.

     I am a member of the bars of Maryland and New Jersey.

     I consent to the filing of this opinion as an exhibit to the Form.

                              Respectfully submitted,

                              /s/ Philip K. Holl

                              Philip K. Holl

PKH/rp